Exhibit 99.1

F-1

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of Slinger Bag LTD

 Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Slinger Bag LTD and its subsidiaries (the Company) as of April 30, 2019, the related consolidated statements of operations and comprehensive income, stockholders’ deficit and cash flows for the period from inception on October 15, 2018 through April 30, 2019, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of April 30, 2019 and the results of its operations and its cash flows for the period from inception on October 15, 2018 through April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and more losses are anticipated in the development of the business. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Mac Accounting Group, LLP

We have served as the Company’s auditor since 2019.

Midvale, Utah

April 1, 2020

F-2

Slinger Bag Ltd

Consolidated Balance Sheet

April 30, 2019

Assets

Current assets
Cash	$73,400
Total assets	$73,400

Liabilities and Stockholders’ Deficit

Current liabilities
Accounts payable and accrued expenses	$137,533
Deferred revenue	885,774
Due to related parties	17,773
Total current liabilities	1,041,080

Commitments and contingencies

Stockholders’ deficit
Common stock, 1,000,000 shares authorized, 100 shares issued and outstanding	-
Accumulated other comprehensive income (loss)	(2)
Accumulated deficit	(967,678)
Total stockholders’ deficit	(967,680)
Total liabilities and stockholders’ deficit	$73,400

See accompanying notes to financial statements

F-3

Slinger Bag Ltd

Consolidated Statement of Operations and Comprehensive Loss

For the Period of
October 15, 2018 (Inception)
Through April 30, 2019

Net sales	$-
Total sales	-

Operating expenses:
Selling and marketing expenses	234,225
General and administrative expenses	394,313
Research and development expenses	339,140
Total operating expenses	967,678

Loss from operations	(967,678)

Loss before income taxes	(967,678)
Provision for (benefit from) income taxes	-
Net loss	$(967,678)

Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	(2)
Total other comprehensive income (loss), net of tax	(2)
Comprehensive loss	$(967,680)

See accompanying notes to financial statements

F-4

Slinger Bag Ltd

Consolidated Statement of Changes in Stockholders’ Deficit

			Accumulated
			Other
	Common Stock		Comprehensive	Accumulated
	Shares	Par Value	Income (Loss)	Deficit	Total
Balance, October 15, 2018 (inception)	-	$-	$-	$-	$-

Founders shares issued	100	-	-	-	-
Foreign currency translation	-	-	(2)	-	(2)
Net loss	-	-	-	(967,678)	(967,678)
Balance, April 30, 2019	100	$-	$(2)	$(967,678)	$(967,680)

See accompanying notes to financial statements

F-5

Slinger Bag Ltd

Consolidated Statement of Cash Flows

For the Period of
October 15, 2018 (Inception)
Through April 30, 2019

Cash flows from operating activities
Net loss	$(967,678)

Changes in operating assets and liabilities:
Accounts payable and accrued expenses	137,533
Deferred revenue	885,774
Due to related parties	17,773

Net cash used in operating activities	73,402

Cash flows from investing activities	-

Cash flows from financing activities	-

Effect of exchange rate fluctuations on cash	(2)

Net change in cash	73,400
Cash, beginning of the period	-
Cash, end of the period	$73,400

Supplemental disclosure of cash flow information:
Interest paid	$-
Income taxes paid	$-

See accompanying notes to financial statements

F-6

Slinger Bag Ltd

Notes to Consolidated Financial Statements

Note 1 – Organization and Description of Business

The accompanying consolidated financial statements include the historical accounts of Slinger Bag Ltd (“SBL” or the “Company”), an Israeli company incorporated on October 15, 2018 under the laws of the State of Israel, as well as its wholly-owned subsidiaries, Slinger Bag International (UK) Limited (“Slinger Bag UK”), a United Kingdom company incorporated on April 2, 2019, and Slinger Bag Americas, Inc. (“SBA”), a Delaware corporation originally incorporated on March 22, 2019 as a limited liability company and later converted to a corporation. There has been no historical activity in Slinger Bag UK or SBA as of April 30, 2019. The Company operates in the sporting and athletic goods business. The Company is the owner of Slinger Launcher, which is a portable tennis ball launcher.

Note 2 – Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has an accumulated deficit of $967,678 as of April 30, 2019 and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or being able to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hand, additional loans, and/or private placement of common stock upon the contribution of the business to SBA which occurred on February 10, 2020 (see Note 7).

Note 3 – Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions have been eliminated in consolidation.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. These estimates and assumptions are based on historical information, information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

F-7

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, based on the Company’s principal or, in the absence of a principal, most advantageous market for the specific asset or liability.

GAAP provides for a three-level hierarchy of inputs to valuation techniques used to measure fair value, defined as follows:

●	Level 1 — Inputs that are quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity can access.

●	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, including:

–	Quoted prices for similar assets or liabilities in active markets
–	Quoted prices for identical or similar assets or liabilities in markets that are not active
–	Inputs other than quoted prices that are observable for the asset or liability
–	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

●	Level 3 — Inputs that are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances (e.g., internally derived assumptions surrounding the timing and amount of expected cash flows).

The Company’s financial instruments consist of cash, accounts payable and amounts due to related parties. The carrying amount of these financial instruments approximates fair value due to their short-term maturity.

Revenue Recognition

During the period ended April 30, 2019, the Company recognized revenue from services in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 605, “Revenue Recognition” when it was both earned and realizable. Revenue was considered earned and realizable only when the price is fixed and determinable, persuasive evidence of arrangement exists, the goods or services are provided, and collectability of the resulting receivable is reasonably assured.

The Company collected deposits from customers in advance of delivering of the products ordered of $885,774 as of April 30, 2019. These amounts have been reflected as deferred revenue on the accompanying balance sheets. Revenue will be recognized as the goods ordered are delivered to customers, less the impact of any subsequent refunds.

Income Taxes

Income taxes are accounted for in accordance with the provisions of ASC Topic 740, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

Advertising

Advertising costs are expensed as incurred. Advertising and marketing-related costs incurred amounted to $234,225 for the period from October 15, 2018 (inception) through April 30, 2019.

Research and Development Expenses

The Company has incurred research and development expenses associated with the development of its Slinger Launcher product. Research and developments costs are expensed as incurred.

F-8

Foreign Exchange

The Company’s primary operations are conducted in Israel and its functional currency is the Israeli Shekel. The financial statements are prepared using the functional currency, and have been translated into U.S. dollars (“USD”). Assets and liabilities are translated into USD at the applicable exchange rates at period-end. Stockholders’ equity is translated using historical exchange rates. Revenue and expenses are translated at the average exchange rates for the period. Any translation adjustments are included as foreign currency translation adjustments in accumulated other comprehensive income in the Company’s stockholders’ equity. Assets and liabilities were translated from Israeli Shekels into USD using the period-end exchange rate of $0.2782 at April 30, 2019. Revenues and expenses were translated using the average exchange rate during the period of $0.2752.

Recent Accounting Pronouncements

Effective May 1, 2019, the Company adopted the provisions of ASC 606, “Revenue from Contracts with Customers,” which supersedes the guidance in ASC 605. The core principle of ASC 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation. The adoption of ASC 606 did not have any impact on the Company’s historical financial statements. The Company will recognize revenue for its performance obligation associated with its contracts with customers at a point in time once products are delivered.

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, “Leases (Topic 842).” This ASU’s purpose is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. This update affects any entity that enters into a lease, with some specified scope exemptions. The amendments in this update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company is currently evaluating the impact of adopting the ASU.

Note 4 – Stockholders’ Equity

Common Stock

The Company had 1,000,000 shares of common stock authorized with a par value of 1 Israeli Shekel per share. The Company had 100 shares of common stock issued and outstanding as of April 30, 2019.

Note 5 – Related Party Transactions

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attain adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by officers, directors, or shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

In addition, from time-to-time, the Company may advance money to other entities affiliated through common ownership on a short-term basis. The Company had $17,773 of amounts due to affiliated entities as of April 30, 2019.

Note 6 – Income Taxes

The Company is an Israel corporation and subject to Israeli corporate tax law under which all taxable profits are taxed at a flat rate of 23% per year. Losses may be carried forward without time limit and offset against future taxable business income from any trade or business

F-9

Net deferred tax assets consisted of the following.

April 30, 2019

Deferred tax assets:
Loss carryforwards	$215,054

Valuation allowance	(215,054)
Net deferred tax assets	$-

The income tax provision differs from the amount of income tax determined by applying the applicable statutory income tax rate to pretax income due to the following for the period from October 15, 2018 (inception) through April 30, 2019.

April 30, 2019

Income tax benefit based on book income at Israeli statutory rate	$(222,566)
Non-deductible items	7,512
Change in valuation allowance	215,054
Total income tax provision	$-

All of the Company’s tax years since inception are open for examination in Israeli tax jurisdictions.

Note 7 – Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through April 1, 2020, for purposes of disclosure or recognition in the financial statements.

On August 23, 2019, the majority owner of Lazex Inc. (“Lazex”), a Nevada corporation, entered into a Stock Purchase Agreement with SBA which was 100% owned by SBL and started operations in May 2019. In connection with the Stock Purchase Agreement, SBA acquired 20,000,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of SBA to Lazex in exchange for the 20,000,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex will own 100% of SBA and the sole shareholder of SBL will own 20,000,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On February 10, 2020, the owner of SBL, Zehava Tepler, contributed 100% of the equity interests of SBL to SBA for no consideration.

On June 1, 2019, the Company entered into a note payable agreement with Montsaic Investments (“Montsaic”) which provided for borrowings of $1,700,000 bearing interest at a rate of 12.6% per annum. All outstanding amounts are due on the maturity date 360 days after the loan issue date. The Company may repay up to 50% of the outstanding balance on the loan prior to the maturity date at their discretion. The outstanding principal and accrued interest are convertible into shares of the Company’s common stock at any time at the option of the debtholder at a conversion price equal to 75% of the lowest closing price of the common stock as defined in the agreement.

The note payable agreement, as amended on September 11, 2019, also provides Montsaic with a warrant giving them the right to acquire 33% of the outstanding shares of SBL on a fully-diluted basis for no consideration up through the maturity date. On September 16, 2019, Montsaic and Slinger Bag Inc. entered into a warrant assignment and conveyance agreement which transferred the right to acquire 33% of the outstanding common stock shares of SBL to Slinger Bag Inc. On March 18, 2020, the Company amended the convertible note payable agreement with Montsaic to allow Montsaic to convert the outstanding balance into shares of Slinger Bag Inc. instead of SBL. The other terms of the agreement are unchanged.

F-10

Slinger Bag Ltd

Unaudited Consolidated Balance Sheet

January 31, 2020
(Unaudited)
Assets

Current assets
Cash	$17,608
Inventory	652,988
Total assets	$670,596

Liabilities and Stockholders’ Deficit

Current liabilities
Accounts payable and accrued expenses	$233,762
Deferred revenue	861,819
Convertible notes payable, net	1,232,007
Derivative liability	566,667
Due to related parties	297,246
Total current liabilities	3,191,501

Commitments and contingencies

Stockholders’ deficit
Common stock, 1,000,000 shares authorized, 100 shares issued and outstanding	-
Additional paid-in capital	505,074
Accumulated other comprehensive income (loss)	3,959
Accumulated deficit	(3,029,938)
Total stockholders’ deficit	(2,520,905)
Total liabilities and stockholders’ deficit	$670,596

See accompanying notes to unaudited financial statements

F-1

Slinger Bag Ltd

Unaudited Consolidated Statement of Operations and Comprehensive Loss

For the Nine Months Ended
January 31, 2020
(Unaudited)

Net sales	$-
Total sales	-

Operating expenses:
Selling and marketing expenses	135,478
General and administrative expenses	701,195
Research and development expenses	149,600
Total operating expenses	986,273

Loss from operations	(986,273)

Other expenses:
Amortization of debt discount	935,987
Interest expense	140,000
Total other expense	1,075,987
Loss before income taxes	(2,062,260)
Provision for (benefit from) income taxes	-
Net loss	$(2,062,260)

Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	3,961
Total other comprehensive income (loss), net of tax	3,961
Comprehensive loss	$(2,058,299)

See accompanying notes to unaudited financial statements

F-2

Slinger Bag Ltd

Unaudited Consolidated Statement of Changes in Stockholders’ Deficit

				Accumulated
			Additional	Other
	Common Stock		Paid-in	Comprehensive	Accumulated
	Shares	Par Value	Capital	Income (Loss)	Deficit	Total
Balance, April 30, 2019	100	$-	$-	$(2)	$(967,678)	$(967,680)

Shares issuable related to note payable	-	-	837,313	-	-	837,313
Distribution to shareholder	-	-	(332,239)	-	-	(332,239)
Foreign currency translation	-	-	-	3,961	-	3,961
Net loss	-	-	-	-	(2,062,260)	(2,062,260)
Balance, January 31, 2020 (unaudited)	100	$-	$505,074	$3,959	$(3,029,938)	$(2,520,905)

See accompanying notes to unaudited financial statements

F-3

Slinger Bag Ltd

Unaudited Consolidated Statement of Cash Flows

For the Nine Months Ended
January 31, 2020
(Unaudited)
Cash flows from operating activities
Net loss	$(2,062,260)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount	935,987

Changes in operating assets and liabilities:
Inventory	(652,988)
Accounts payable and accrued expenses	96,229
Deferred revenue	(23,955)
Due to related parties	279,473

Net cash used in operating activities	(1,427,514)

Cash flows from investing activities	-

Cash flows from financing activities
Distribution to shareholder	(332,239)
Proceeds from convertible note payable	1,700,000

Net cash provided by financing activities	1,367,761

Effect of exchange rate fluctuations on cash	3,961

Net change in cash	(55,792)
Cash, beginning of the period	73,400
Cash, end of the period	$17,608

Supplemental disclosure of cash flow information:
Interest paid	$122,500
Income taxes paid	$-

Supplemental disclosure of non-cash investing and financing information:
Debt discount due to derivative liability	$566,667
Shares issuable related to convertible note payable agreement	$837,313

See accompanying notes to unaudited financial statements

F-4

Slinger Bag Ltd

Notes to Unaudited Consolidated Financial Statements

Note 1 – Organization and Description of Business

The accompanying consolidated financial statements include the historical accounts of Slinger Bag Ltd (“SBL” or the “Company”), an Israeli company incorporated on October 15, 2018 under the laws of the State of Israel, as well as its wholly-owned subsidiary, Slinger Bag International (UK) Limited (“Slinger Bag UK”), a United Kingdom company incorporated on April 2, 2019. There has been no historical activity in Slinger Bag UK. The Company operates in the sporting and athletic goods business. The Company is the owner of Slinger Launcher, which is a portable tennis ball launcher.

On August 23, 2019, the majority owner of Lazex Inc. (“Lazex”), a Nevada corporation, entered into a Stock Purchase Agreement with Slinger Bag Americas Inc., a Delaware corporation (“SBA”) which was 100% owned by SBL and started operations in May 2019. In connection with the Stock Purchase Agreement, SBA acquired 20,000,000 shares of common stock of Lazex for $332,239. On September 16, 2019, SBL transferred its ownership of SBA to Lazex in exchange for the 20,000,000 shares of Lazex acquired on August 23, 2019. As a result of these transactions, Lazex owns 100% of SBA and the sole shareholder of SBL owns 20,000,000 shares of common stock (approximately 82%) of Lazex. Effective September 13, 2019, Lazex changed its name to Slinger Bag Inc.

On February 10, 2020, the owner of SBL, Zehava Tepler, contributed 100% of the equity interests of SBL to SBA for no consideration. SBA is 100% owned by Slinger Bag Inc., of which Zehava Tepler is the majority shareholder.

The accompanying unaudited financial statements only reflect the operations of SBL, and do not reflect any operations associated with SBA or Slinger Bag Inc.

Note 2 – Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has an accumulated deficit of $3,029,938 (unaudited) as of January 31, 2020 and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or being able to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hand, loans from related parties, and/or private placement of common stock upon the contribution of the business to Slinger Bag Inc. which occurred on February 10, 2020.

Note 3 – Significant Accounting Policies

Basis of Presentation

The accompanying unaudited consolidated financial statements of the Company are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions have been eliminated in consolidation.

The unaudited consolidated financial statement presented as of and for the nine months ended January 31, 2020 reflect all normal recurring adjustments, which in the opinion of management, are necessary to fairly present the financial position, results of operations, and cash flows for the periods ended in accordance with GAAP. The results of operations for the nine months ended January 31, 2020 are not necessarily indicative of results for the entire year ending April 30, 2020.

F-5

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. These estimates and assumptions are based on historical information, information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

Inventory

Inventory is valued at the lower of the cost or net realizable value. The Company’s inventory consists of deposits made for the purchase of finished goods.

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, based on the Company’s principal or, in the absence of a principal, most advantageous market for the specific asset or liability.

GAAP provides for a three-level hierarchy of inputs to valuation techniques used to measure fair value, defined as follows:

●	Level 1 — Inputs that are quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity can access.

●	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, including:

–	Quoted prices for similar assets or liabilities in active markets
–	Quoted prices for identical or similar assets or liabilities in markets that are not active
–	Inputs other than quoted prices that are observable for the asset or liability
–	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

●	Level 3 — Inputs that are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances (e.g., internally derived assumptions surrounding the timing and amount of expected cash flows).

The Company’s financial instruments consist of cash, accounts payable and amounts due to related parties. The carrying amount of these financial instruments approximates fair value due to their short-term maturity. The Company’s derivative liability was calculated using Level 2 assumptions (see Note 4).

Revenue Recognition

Effective May 1, 2019, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers,” which supersedes the guidance in ASC 605. The core principle of ASC 606 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to receive in exchange for those goods or services. To achieve this core principle, five basic criteria must be met before revenue can be recognized: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to performance obligations in the contract; and (5) recognize revenue when or as the Company satisfies a performance obligation.

F-6

The adoption of ASC 606 did not have any impact on the Company’s historical financial statements. The Company collected deposits from customers in advance of delivering of the products ordered of $861,819 as of January 31, 2020. These amounts have been reflected as deferred revenue on the accompanying balance sheet. The Company will recognize revenue for its performance obligation associated with its contracts with customers at a point in time once products are delivered.

Income Taxes

Income taxes are accounted for in accordance with the provisions of ASC Topic 740, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

Advertising

Advertising costs are expensed as incurred. Advertising and marketing-related costs incurred amounted to $135,478 (unaudited) for the nine months ended January 31, 2020.

Research and Development Expenses

The Company has incurred research and development expenses associated with the development of its Slinger Launcher product. Research and developments costs are expensed as incurred.

Foreign Exchange

The Company’s primary operations are conducted in Israel and its functional currency is the Israeli Shekel. The financial statements are prepared using the functional currency, and have been translated into U.S. dollars (“USD”). Assets and liabilities are translated into USD at the applicable exchange rates at period-end. Stockholders’ equity is translated using historical exchange rates. Revenue and expenses are translated at the average exchange rates for the period. Any translation adjustments are included as foreign currency translation adjustments in accumulated other comprehensive income in the Company’s stockholders’ equity. Assets and liabilities were translated from Israeli Shekels into USD using the period-end exchange rate of $0.2898 at January 31, 2020. Revenues and expenses were translated using the average exchange rate during the period of $0.2972.

Recent Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, “Leases (Topic 842).” This ASU’s purpose is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. This update affects any entity that enters into a lease, with some specified scope exemptions. The amendments in this update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. The Company is currently evaluating the impact of adopting the ASU.

Note 4 – Convertible Note Payable, Net

On June 1, 2019, the Company entered into a note payable agreement with Montsaic Investments (“Montsaic”) which provided for borrowings of $1,700,000 bearing interest at a rate of 12.6% per annum. All outstanding amounts are due on the maturity date 360 days after the loan issue date. The Company may repay up to 50% of the outstanding balance on the loan prior to the maturity date at their discretion. The outstanding principal and accrued interest are convertible into shares of the Company’s common stock at any time at the option of the debtholder at a conversion price equal to 75% of the lowest closing price of the common stock as defined in the agreement.

The note payable agreement, as amended on September 11, 2019, also provides Montsaic with a warrant giving them the right to acquire 33% of the outstanding shares of SBL on a fully-diluted basis for no consideration up through the maturity date. On September 16, 2019, Montsaic and Slinger Bag Inc. entered into a warrant assignment and conveyance agreement which transferred the right to acquire 33% of the outstanding common stock shares of SBL to Slinger Bag Inc. The allocated value of the warrant amounted to $837,313, which has been reflected as a discount to the outstanding note balance.

F-7

The Company evaluated the conversion option under the guidance in ASC 815-10, Derivatives and Hedging, and determined it to have characteristics of a derivative liability. Under this guidance, this derivative liability is marked-to-market at each reporting period with the non-cash gain or loss recorded in the period as a gain or loss on derivatives. The value of the conversion option amounted to $566,667 as of the issuance date on September 11, 2019, which has been recorded as a discount to the outstanding note balance and a derivative liability. There was no change in the derivative liability as of January 31, 2020.

The combined discount relating to the warrant and conversion option amounted to $1,403,980 and is being amortized over the term of the agreement. Amortization of debt discounts during the nine months ended January 31, 2020 amounted to $935,987 and is recorded as amortization of debt discount in the accompanying consolidated statements of operations. The unamortized discount balance amounted to $467,993 as of January 31, 2020.

Note 5 – Stockholders’ Equity

Common Stock

The Company had 1,000,000 shares of common stock authorized with a par value of 1 Israeli Shekel per share. The Company had 100 shares of common stock issued and outstanding as of April 30, 2019 and January 31, 2020 (unaudited).

Additional Paid-In Capital

The purchase price of $332,239 under the Stock Purchase Agreement (see Note 1), the impact of which resulted in shares of Lazex being acquired by the shareholder of SBL, was paid by SBL on behalf of the shareholder. The amount has been recorded as a distribution to shareholder and therefore is classified as a reduction of additional paid-in capital.

Note 6 – Related Party Transactions

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attain adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by officers, directors, or shareholders. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances are considered temporary in nature and have not been formalized by a promissory note.

In addition, from time-to-time, the Company may advance money to other entities affiliated through common ownership on a short-term basis. The Company had $297,246 of amounts due to affiliated entities as of January 31, 2020.

Note 7 – Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through April 1, 2020, for purposes of disclosure or recognition in the financial statements.

On February 10, 2020, the owner of SBL, Zehava Tepler, contributed 100% of the equity interests of SBL to SBA for no consideration.

On March 18, 2020, the Company amended the convertible note payable agreement with Montsaic (see Note 4) to allow Montsaic to convert the outstanding balance into shares of Slinger Bag Inc. instead of SBL. The other terms of the agreement are unchanged.

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